                                                                    Exhibit 99.1

                             The Netplex Group, Inc.
                               Unaudited Pro Forma
                       Consolidated Financial Information

The following are the unaudited pro forma consolidated balance sheet as of June 30, 2002, and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2001 and the six months ended June 30, 2002 giving effect to the disposition of the net assets of the Company's Systems Integration Division.

The unaudited pro forma consolidated financial statements are intended for informational purposes only and are not necessarily indicative of the future financial position or future results of operations of the existing company that would have actually occurred had the disposition been made at the beginning of the respective periods presented.

These unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with the historical consolidated statements and the related notes thereto of the registrant contained in its 2001 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

                    THE NETPLEX GROUP, INC. AND SUBSIDIARIES
                      PRO FORMA Consolidated Balance Sheet
                               As of June 30, 2002
                                 (in thousands)

                                                                 As Reported         Pro Forma            As Adjusted
                                                                 (Unaudited)         Adjustment
                                                                ---------------    --------------        ---------------
                    Assets

Current assets:
    Cash and cash equivalents                                   $         1,824                          $         1,824
    Accounts receivable, net                                                221                                      221
    Prepaid expenses and other current assets                               324                                      324
    Current assets of discontinued operations                             1,945            (1,945) (a)                --
                                                                ---------------    --------------        ---------------
      Total current assets                                                4,314            (1,945)                 2,369
    Property and equipment, net                                             352                                      352
    Other assets                                                            200                                      200
    Goodwill, net                                                           124                                      124
    Long-term assets of discontinued operations                           1,063            (1,063) (a)                --
                                                                ---------------    --------------        ---------------
      Total assets                                              $         6,053            (3,008)       $         3,045
                                                                ===============    ==============        ===============

        Liabilities and Stockholders' Equity

Current liabilities:
    Accounts payable                                            $         1,942                          $         1,942
    Accrued compensation and other accrued expenses                       3,705                                    3,705
    Accrued litigation settlements                                           65                                       65
    Capital lease obligation, current portion                                67                                       67
    Note payable, current portion                                            60               (60) (b)                --
    Other current liabilities                                               105                                      105
    Current liabilities of discontinued operations                        2,301            (2,301) (a)                --
                                                                ---------------    --------------        ---------------
      Total current liabilities                                           8,245            (2,361)                 5,884
    Capital lease obligations long-term, net of current portion               2                                        2
    Note payable, net of current portion                                  2,071            (1,176) (b)               895
                                                                ---------------    --------------        ---------------
      Total liabilities                                                  10,318            (3,537)                 6,781
                                                                ---------------    --------------        ---------------

Stockholders' equity:
Preferred Stock                                                               3                                        3
Common Stock                                                                 23                                       23
Additional paid in capital                                               32,969                                   32,969
Accumulated deficit                                                     (37,260)              529 (c)            (36,731)
                                                                ---------------    --------------        ---------------
      Total stockholders' equity                                         (4,265)              529                 (3,736)
                                                                ---------------    --------------        ---------------
      Total liabilities and stockholders' equity                $         6,053            (3,008)       $         3,045
                                                                ===============    ==============        ===============

           Notes to the Unaudited Pro Forma Consolidated Balance Sheet
                               As of June 30, 2002

      (a) To remove assets and liabilities of the Company's Systems Integration Division as if the sale occurred June 30, 2002.

      (b) To reflect the consideration from the sale of the Company's Systems Integration Division in the form of cancellation of debt.

      (c) To adjust retained earnings to reflect the gain resulting from debt extinguishment. In calculating this gain, no value has been attributed to the redemption of preferred stock.

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                    THE NETPLEX GROUP, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                    --------------------------------------    -------------------------------------
                                                        Six Months Ended June 30, 2002        Twelve Months Ended December 31, 2001
                                                    --------------------------------------    -------------------------------------
                                                                  Less: (1)                                 Less: (3)
                                                                   Systems                                   Systems
                                                                 Integration                               Integration
                                                                   Division                       As        Division
                                                        As       Add: Gain on       As         Reported    Less: Loss        As
                                                     Reported        Sale        Adjusted        (2)         on Sale      Adjusted
                                                    --------------------------------------    -------------------------------------
Revenue                                             $    1,178   $              $    1,178    $    2,835   $             $    2,835
Cost of revenues                                           587                         587         1,515                      1,515
                                                    ----------                  ----------    ----------                 ----------
Gross profit                                               591                         591         1,320                      1,320
                                                    ----------                  ----------    ----------                 ----------
Selling, general and administrative expenses             1,881                       1,881         7,985                      7,985
                                                    ----------                  ----------    ----------                 ----------
   Operating loss                                       (1,290)                     (1,290)       (6,665)                    (6,665)
Interest (expense) income, net                             (92)                        (92)           24                         24
Offering costs                                              --                          --          (489)                      (489)
                                                    ----------                  ----------    ----------                 ----------
Net loss before income taxes                            (1,382)                     (1,382)       (7,130)                    (7,130)
Provision for income taxes                                  --                          --            --                         --
                                                    ----------                  ----------    ----------                 ----------
Loss from continuing operations                         (1,382)                     (1,382)       (7,130)                    (7,130)
Income (loss) from discontinued operations
   (net of income taxes)                                   491            357          134        (1,331)          112       (1,443)
Gain (loss) on the sale of discontinued
   operations, net of income taxes                       1,579            529        2,108            --           735         (735)
                                                    ----------                  ----------    ----------                 ----------
     Net income (loss)                                     688                         860        (8,461)                    (9,308)
Extraordinary gains, net of income taxes                   707                         707            --                         --
                                                    ----------                  ----------    ----------                 ----------
Net income (loss)                                        1,395                       1,567        (8,461)                    (9,308)
Preferred Stock dividend                                  (114)                       (114)         (663)                      (663)
Contributions from exchange of Preferred Stock              --                          --           239                        239
                                                    ----------                  ----------    ----------                 ----------
Income (loss) applicable to common shareholders     $    1,281   $              $    1,453    $   (8,885)  $             $   (9,732)
                                                    ==========                  ==========    ==========                 ==========

Basic income (loss) per common share:
   Continuing operations                            $    (0.06)                 $    (0.06)   $    (0.34)                $    (0.33)
   Discontinued operations                                0.09                        0.09         (0.06)                     (0.10)
   Extraordinary items                                    0.03                        0.03            --                         --
                                                    ----------                  ----------    ----------                 ----------
   Total                                            $     0.06                  $     0.06    $    (0.40)                $    (0.43)
                                                    ==========                  ==========    ==========                 ==========

Diluted income (loss) per common share:
   Continuing operations                            $    (0.02)                 $    (0.01)   $    (0.34)                $    (0.33)
   Discontinued operations                                0.02                        0.02         (0.06)                     (0.10)
   Extraordinary items                                    0.01                        0.01            --                         --
                                                    ----------                  ----------    ----------                 ----------
   Total                                            $     0.01                  $     0.02    $    (0.40)                $    (0.43)
                                                    ==========                  ==========    ==========                 ==========

Weighted average common shares outstanding:
     Basic                                              23,050                      23,050        22,509                     22,509
                                                    ==========                  ==========    ==========                 ==========
     Diluted                                            92,973                      92,973        22,509                     22,509
                                                    ==========                  ==========    ==========                 ==========

          See accompanying notes to consolidated financial statements.

              Notes to Unaudited Pro Forma Statement of Operations
  For the Six Month Period ended June 30, 2002 and the Year Ended December 31,
                                      2001

     (1) The operating results of the Systems Integration Division have been eliminated as if the sale was consummated on January 1, 2002. For the six months ended June 30, 2002, the Company recorded the transactions of the Systems Integration Division as Discontinued Operations as the decision to dispose was made prior to March 31, 2002.

     (2) The "As Reported" balance reflects the reclassification of the operations of Netplex Systems. Inc., which includes the Retail Consulting Division that was sold on May 15, 2002 and the Systems Integration Division, as discontinued operations for the year ended December 31, 2001.

     (3) The operating results of the Systems Integration Division have been eliminated as if the sale was consummated on January 1, 2001.